                                                                  Exhibit 24.01

                              POWER OF ATTORNEY

          WHEREAS, NORTHERN STATES POWER COMPANY, a Minnesota corporation
(the Company), is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement and one or more amendments, including post-effective amendments, to such registration statement, relating to the issuance of up to $200,000,000 principal amount of subordinated debt securities and guarantees of trust-originated preferred securities of a related business trust by the Company; and

          WHEREAS, each of the undersigned holds the office or offices in the Company herein below set opposite his name, respectively;

          NOW, THEREFORE, each of the undersigned hereby constitutes and appoints ARLAND D. BRUSVEN, his/her attorney, will full power to act for him/her name, place, and stead, to sign his/her name in the capacity or capacities set forth below to the registration statement or any amendments, including post-effective amendments, relating to the issuance of up to $200,000,000 principal amount of subordinated debt securities and guarantees of trust-originated preferred securities of a related business trust by the Company; and hereby ratifies and confirms all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned have hereunto set their hands this 18th day of December, 1996.

/s/ James J. Howard
---------------------------------------      ---------------------------------
    James J. Howard                          Douglas W. Leatherdale, Director
Principal Executive Officer & Director

/s/ H. Lyman Bretting                        /s/ John E. Pearson
---------------------------------------      ---------------------------------
    H. Lyman Bretting, Director                  John E. Pearson, Director

/s/ David A. Christensen                     /s/ G. M. Pieschel
---------------------------------------      ---------------------------------
    David A. Christensen, Director               G. M. Pieschel, Director

/s/ W. John Driscoll                         /s/ Margaret R. Preska
---------------------------------------      ---------------------------------
    W. John Driscoll                             Margaret R. Preska, Director

/s/ Dale L. Haakenstad                       /s/ A. Patricia Sampson
---------------------------------------      ---------------------------------
    Dale L. Haakenstad, Director                 A. Patricia Sampson, Director

/s/ Allen F. Jacobson                        /s/ Edward J. McIntyre
---------------------------------------      ----------------------------------
    Allen F. Jacobson, Director                  Edward J. McIntyre
                                             Principal Financial Officer

/s/ Richard M. Kovacevich                   /s/ Roger D. Sandeen
--------------------------------------      ---------------------------------
    Richard M. Kovacevich, Director             Roger D. Sandeen
                                            Principal Accounting Officer